INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 1 to Registration
Statement No. 333-107862 of Oppenheimer Series Fund, Inc on behalf of its series, Oppenheimer Value Fund on Form N-14 of our Tax Opinions in exhibit
16(12) in Part C of such Registration Statement.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
December 1, 2003